UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 8, 2008

COGO GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-02642	52-0466460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 10001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 5180, PRC
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 011-86-755-267-4327

Comtech Group, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2008, Cogo Group, Inc., a Maryland corporation (“Cogo” or the “corporation”; f/k/a Comtech Group, Inc. (see Item 5.03 below)) announced that effective May 8, 2008, Yi Yuan was appointed President of Cogo.  Jeffrey Kang was previously the President of Cogo and remains its Chief Executive Officer and Chairman of the Board of Directors.  Effective the same date, Frank Zheng was been appointed Secretary and Treasurer of Cogo.  Hope Ni, who was previously Secretary and Treasurer of the Corporation, remains the Vice Chairman of the Board of Directors.

Yi Yuan, 48, was the Chief Operating Officer from April 1, 2008 through May 8, 2008. Prior to joining Cogo, Mr. Yuan was the President of TCL Communication Technology from September 2005 to February 2008. Prior to joining TCL, he had been in various positions at Broadcom from March 2000 to August 2005, including the Chief Representative, General Manager and Director of Sales for Greater China and the Director of Asia business development. Prior to joining Broadcom, he was the global business manager at Texas Instruments where he pioneered China development. Mr. Yuan received a B.S. degree from Shanghai Jiao Tong University and obtained a M.S. degree in Electronic Engineering from Northern Illinois University.

Fuya (Frank) Zheng, 41, has been a director of Cogo since January 2005 and the Chief Financial Officer since January 1, 2008. He was the vice president of travel service for eLong, Inc., a leading online travel service company in China, from May 2000 to June 2007.  Mr. Zheng was responsible for the overall operation of eLong’s travel services.  Before he joined eLong, Mr. Zheng was a senior director of travel services with Asia.com.  From 1994 through 2000, Mr. Zheng held various financial and operations positions with The Bank of New York, The Reserve Management Corp, and Dean Witter Intercapital Company. Mr. Zheng received a B.B.A. degree in Accounting from the City University of New York.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Corporate Name Change

On May 13, 2008,  the corporation filed an Articles of Merger with the Maryland State Department of Assessments and Taxation pursuant to Section 3-107 of the Maryland Corporations and Associations Law, providing for the merger of a newly-created, wholly-owned subsidiary, named Cogo Technologies, Inc., with and into the corporation. In connection with the merger, Article I of the corporation’s Articles of Incorporation will be amended solely to reflect the corporation’s new corporate name, Cogo Group, Inc. A copy of the Articles of Merger is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In connection with the name change, the CUSIP number of the Cogo’s common stock, par value $0.01 per share, will change to 192448108. The corporation’s trading symbol (COGO) will remain unchanged on the NASDAQ Global Market.

Amended and Restated Bylaws

On May 13, 2008, immediately following the name change, the Board adopted the amended and restated bylaws of Cogo Group, Inc. attached hereto as Exhibit 3.2 ("Amended and Restated Bylaws").  The Amended and Restated Bylaws were amended as follows:

(1)	Section 7 of Article I was amended to provide that there need be only one inspector at meetings of stockholders. The section previously required two inspectors.

(2)
Section 1 of Article I was amended to provide that the annual meeting shall be at such time and place as determined by the Board of Directors. The section previously required the annual meeting to be at the principal office of the corporation on the first Tuesday in May each year at 11:00 A.M.

(3)
Section 2 of Article I was amended to provide that the Chief Executive Officer, as well as the President, can call a special meeting and take the action specified therein. The section previously only permitted the President to take such action.

(4)	Section 9 of Article I was deleted from the bylaws in its entirety. Previously, there was a specified order of business for each meeting of shareholders.

(5)
Section 2 and Section 4 of Article II were amended to provide that the Chief Executive Officer, as well as the President, can set the regular board of directors meeting and any special meetings of the board of directors. The sections previously only permitted the President to take such action.

(6)
Section 9 of Article II was deleted from the bylaws in its entirety. Previously, no compensation was paid to members of the board of directors, except the allowance of a fixed sum and expenses set by resolution of the board of directors.

(7)
Article III was deleted from the bylaws in its entirety. Previously, Article III addressed delegations of authority with respect to budgets and the reservation of the board of directors of the authority to approve any non-recurring expense over $50,000 and to approve certain compensation.

(8)
Section 1 of Article IV was amended to provide for the titles of Chief Executive Officer and Chief Financial Officer and to provide that the President need not be a member of the corporation’s board of directors. Previously, the President was required to be a member of the corporation’s board of directors.

(9)	Section 1 of Article IV was further amended to provide for the title of Chief Operating Officer. Previously, the corporation did not have a Chief Operating Officer.

(10)
Section 2 of Article IV was amended to separate the positions of Chief Executive Officer and President and provide that the Chief Executive Officer is the chief executive of the corporation. Previously, the President was the chief executive of the corporation.

(11)
Sections 3, 4 and 5 of Article IV (with sections that were previously numbered 3, 4 and 5 being renumbered accordingly) were amended to specify the duties of the President as the duties of the Chief Executive Officer in the absence of the Chief Executive Officer and such other duties as are determined by the Board of Directors, the duties of the Chief Operating Officer as the officer with the general charge and control of all the operations of the corporation and that the duties of the Chief Financial Officer as the principal accounting and financial officer of the corporation and having primary responsibility for maintaining the books and records of the corporation and preparing financial statements and such other duties as are determined by the corporation’s board of directors.

(12)
Article VI was added (with articles that were previously numbered six and seven being renumbered accordingly) to allow the Company to indemnity persons, to the extent allowed by Section 2-418 of the Maryland General Corporation Law

A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

No.	Description
3.1	Articles of Merger
3.2	Amended and Restated Bylaws of Cogo Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2008	COGO GROUP, INC.

By: /s/ Frank Zheng
Name: Frank Zheng
Title: Chief Financial Officer